Exhibit 99.1

First Quarter 2007 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s April 24, 2007 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2006. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s April 24, 2007 conference call might not occur.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Acquisitions and Dispositions	19

Development
In-Process and Committed Development and Redevelopment Projects	20
Future Development Pipeline	21

Debt and Capitalization Data
Capital Structure	22
Debt Analysis	23-24

Non-GAAP Supplemental Measures	25-29

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of March 31, 2007, the Company’s stabilized portfolio consisted of 84 office buildings and 43 industrial buildings, which encompassed an aggregate of 7.8 million and 3.9 million square feet, respectively, and was 94.0% occupied.

Board of Directors	Senior Management		Investor Relations

John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego
	Justin W. Smart	Sr. VP Development

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Green Street Advisors
David AuBuchon	(314) 955-5452	Michael Knott	(949) 640-8780

Bank of America Securities		Merrill Lynch & Co., Inc.
Ross Nussbaum	(212) 847-5668	Steve Sakwa	(212) 449-0335

Citigroup Investment Research		RBC Capital Markets
Michael Bilerman	(212) 816-1383	Sri Nagarajan	(212) 428-2360

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
Lou Taylor	(212) 250-4912	David Loeb	(414) 765-7063

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(410) 454-5520

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
INCOME ITEMS (Including Discontinued Operations):
Revenues	$64,077	$64,340	$63,058	$73,450	$63,479
Net Straight Line Rent(1)	1,071	1,409	1,967	899	2,750
Lease Termination Fees(2)	831	658	475	9,938	837
Net Operating Income(3)	48,117	48,047	46,156	57,241	47,410
Capitalized Interest and Loan Fees	4,757	3,866	2,984	2,398	2,061
Net Income Available for Common Stockholders	16,478	9,184	31,574	17,975	13,529
EBITDA(3), (4)	39,687	41,387	40,817	52,833	42,846
Funds From Operations(3), (5), (6)	26,021	27,311	26,462	37,630	26,787
Funds Available for Distribution(3), (5), (6)	23,461	21,575	21,002	29,765	22,010
Net Income per common share – diluted	$0.51	$0.28	$0.98	$0.58	$0.46
Funds From Operations per common share – diluted	$0.75	$0.79	$0.76	$1.11	$0.82
Dividends per share	$0.555	$0.530	$0.530	$0.530	$0.530
RATIOS (Including Discontinued Operations):
Operating Margins	75.1%.	74.7%	73.2%	77.9%	74.7%
Interest Coverage Ratio(7)	4.1x	4.1x	4.0x	4.7x	3.6x
Fixed Charge Coverage Ratio(8)	2.9x	3.0x	2.9x	3.5x	2.7x
FFO Payout Ratio(9)	74.5%	67.4%	69.5%	48.9%	64.7%
FAD Payout Ratio(10)	82.7%	85.3%	87.6%	61.8%	78.7%

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
ASSETS:
Real Estate Held for Investment before Depreciation	$2,165,355	$2,040,761	$2,005,713	$1,991,551	$1,964,418
Total Assets	1,854,715	1,799,352	1,759,799	1,713,762	1,684,309
CAPITALIZATION:
Total Debt	$930,230	$879,198	$837,005	$811,562	$929,578
Total Preferred Equity(11)	201,500	201,500	201,500	201,500	201,500
Total Market Equity Value(11)	2,577,291	2,707,958	2,615,609	2,508,333	2,525,219
Total Market Capitalization(11)	3,709,021	3,788,656	3,654,114	3,521,395	3,656,297
Total Debt / Total Market Capitalization	25.1%	23.2%	22.9%	23.0%	25.4%
Total Debt and Preferred / Total Market Capitalization	30.5%	28.5%	28.4%	28.7%	31.0%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	For the three months ended June 30, 2006, lease terminations fees include approximately $9.8 million from an early lease termination with Qwest Communications, Inc.

(3)	Please refer to pages 25 and 26 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(4)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 28 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.

(5)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.

(6)	Reported amounts are attributable to common stockholders and unitholders.

(7)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(8)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(9)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(10)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(11)	See “Capital Structure” on page 22.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
High Price	$89.80	$83.42	$79.44	$76.00	$77.74
Low Price	$72.70	$71.53	$70.72	$65.33	$63.45
Closing Price	$73.75	$78.00	$75.34	$72.25	$77.26
Dividends per share - annualized	$2.22	$2.12	$2.12	$2.12	$2.12
Closing common shares (in 000’s) (1)	32,698	32,399	32,389	32,092	29,792
Closing partnership units (in 000’s) (1)	2,248	2,319	2,329	2,626	2,892

	34,946	34,718	34,718	34,718	32,684

(1)	As of the end of the period.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
ASSETS:
Land and improvements	$293,059	$293,059	$315,113	$320,778	$321,235
Buildings and improvements	1,494,184	1,484,051	1,472,438	1,481,215	1,490,006
Undeveloped land and construction in progress	378,112	263,651	218,162	189,558	153,177

Total real estate held for investment	2,165,355	2,040,761	2,005,713	1,991,551	1,964,418
Accumulated depreciation and amortization	(457,982)	(443,807)	(436,940)	(425,708)	(428,624)

Investment in real estate, net	1,707,373	1,596,954	1,568,773	1,565,843	1,535,794
Properties held for sale, net(1)	—	4,512	—	—	—

Total real estate assets, net	1,707,373	1,601,466	1,568,773	1,565,843	1,535,794
Cash and cash equivalents	5,167	11,948	7,750	8,583	11,395
Restricted cash	—	494	1,302	614	649
Funds held at qualified intermediary for Section 1031 exchange	—	43,794	43,794	—	—
Current receivables, net	7,096	5,890	3,168	3,951	6,396
Deferred rent receivables, net	62,201	61,929	60,535	58,579	57,692
Note receivable	11,065	11,096	11,126	11,155	11,184
Deferred leasing costs and acquisition related intangibles, net	48,598	49,019	48,790	49,108	48,853
Deferred financing costs, net	5,545	5,100	5,754	6,396	4,828
Prepaid expenses and other assets	7,670	8,616	8,807	9,533	7,518

TOTAL ASSETS	$1,854,715	$1,799,352	$1,759,799	$1,713,762	$1,684,309

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$455,230	$459,198	$463,005	$465,562	$468,078
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	331,000	276,000	230,000	202,000	317,500
Accounts payable, accrued expenses and other liabilities	90,525	67,729	61,894	55,403	50,442
Accrued distributions	20,605	19,610	19,610	19,610	18,533
Deferred revenue and other acquisition related liabilities	29,923	25,353	25,162	24,938	22,598
Rents received in advance and tenant security deposits	19,256	19,900	20,636	23,159	22,826

Total liabilities	1,090,539	1,011,790	964,307	934,672	1,043,977

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred unitholders	73,638	73,638	73,638	73,638	73,638
Common unitholders of the Operating Partnership	36,812	39,628	40,338	44,199	39,437

Total minority interests	110,450	113,266	113,976	117,837	113,075

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	327	324	324	321	298
Additional paid-in capital	652,580	671,484	670,715	664,860	531,852
Distributions in excess of earnings	(120,763)	(119,094)	(111,105)	(125,510)	(126,475)

Total stockholders’ equity	653,726	674,296	681,516	661,253	527,257

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,854,715	$1,799,352	$1,759,799	$1,713,762	$1,684,309

(1)	As of December 31, 2006, one industrial property and two office properties were classified as held for sale. These properties were sold in January 2007. Please refer to page 19 for further information.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2007	2006	% Change
REVENUES:
Rental income	$56,315	$55,600	1.3%
Tenant reimbursements	6,558	5,486	19.5%
Other property income	1,106	937	18.0%

Total revenues	63,979	62,023	3.2%

EXPENSES:
Property expenses	10,858	10,003	8.5%
Real estate taxes	4,739	4,732	0.1%
Provision for bad debts	(172)	512	(133.6%)
Ground leases	516	519	(0.6%)
General and administrative expenses	9,048	4,934	83.4%
Interest expense	9,656	11,971	(19.3%)
Depreciation and amortization	17,237	17,379	(0.8%)

Total expenses	51,882	50,050	3.7%

OTHER INCOME AND EXPENSE:
Interest income	619	252	145.6%
Net settlement receipts on interest rate swaps	—	194	(100.0%)
Loss on derivative instruments	—	(76)	(100.0%)

Total other income and expense	619	370	67.3%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,716	12,343	3.0%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(578)	(804)	(28.1%)

Total minority interests	(1,975)	(2,201)	(10.3%)

INCOME FROM CONTINUING OPERATIONS	10,741	10,142	5.9%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	98	1,456	(93.3%)
Expenses from discontinued operations	(20)	(721)	(97.2%)
Net gain on disposition of discontinued operations	8,626	5,655	52.5%
Minority interest attributable to discontinued operations	(565)	(601)	(6.0%)

Total income from discontinued operations	8,139	5,789	40.6%

NET INCOME	18,880	15,931	18.5%
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$16,478	$13,529	21.8%

Weighted average shares outstanding - basic	32,349	29,440	9.9%
Weighted average shares outstanding - diluted	32,485	29,608	9.7%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.51	$0.46	10.9%

Net income per common share - diluted	$0.51	$0.46	10.9%

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2007	2006	% Change
FUNDS FROM OPERATIONS: (1)
Net income available for common stockholders	$16,478	$13,529	21.8%
Adjustments:
Minority interest in earnings of Operating Partnership	1,143	1,405	(18.6%)
Depreciation and amortization of real estate assets	17,026	17,508	(2.8%)
Net gain on dispositions of discontinued operations	(8,626)	(5,655)	52.5%

Funds From Operations (2)	$26,021	$26,787	(2.9%)

Weighted average common shares/units outstanding - basic	34,600	32,509	6.4%
Weighted average common shares/units outstanding - diluted	34,737	32,677	6.3%
FFO per common share/unit - basic	$0.75	$0.82	(8.7%)

FFO per common share/unit - diluted	$0.75	$0.82	(8.6%)

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$26,021	$26,787	(2.9%)
Adjustments:
Amortization of deferred financing costs	242	326	(25.8%)
Contractual cash rents received in advance of revenue recognition (3)	16	326	(95.1%)
Non-cash amortization of share-based awards	3,474	814	326.8%
Loss on derivative instruments (4)	—	76	(100.0%)
Revenue recorded for reimbursement of tenant improvements (5)	(641)	(566)	13.3%
Amortization of above/below market rents (6)	(316)	(308)	2.6%
Tenant improvements, leasing commissions and recurring capital expenditures	(4,264)	(2,695)	58.2%
Net effect of straight-line rents (7)	(1,071)	(2,750)	(61.1%)

Funds Available for Distribution (2)	$23,461	$22,010	6.6%

(1)	See page 26 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

(4)	Represents the non-cash loss on derivatives as a result of marking such instruments to market at the end of the period.

(5)	Represents the revenue recognized during the period for tenant improvements reimbursed by the tenant.

(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(7)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended March 31,
	2007	2006	% Change
Total Same Store Portfolio
Number of properties	126	126
Square Feet	11,627,994	11,627,994
Percent of Stabilized Portfolio	99.3%	94.0%
Average Occupancy	94.1%	94.8%
Operating Revenues:
Rental income	$55,664	$54,653	1.8%
Tenant reimbursements	6,439	5,042	27.7%
Other property income	1,105	934	18.3%

Total operating revenues	$63,208	60,629	4.3%

Operating Expenses:
Property expenses	10,851	9,747	11.3%
Real estate taxes	4,688	4,599	1.9%
Provision for bad debts	(172)	514	(133.5%)
Ground leases	515	517	(0.4%)

Total operating expenses	15,882	15,377	3.3%

GAAP Net Operating Income	$47,326	$45,252	4.6%

Same Store Analysis (Cash Basis) (2)
	Three Months Ended March 31,
	2007	2006	% Change
Total operating revenues	60,562	57,723	4.9%
Total operating expenses	15,882	15,377	3.3%

Cash Net Operating Income	$44,680	$42,346	5.5%

(1)	Same store defined as all stabilized properties owned at January 1, 2006 and still owned and in the stabilized portfolio at March 31, 2007.

(2)	Please refer to page 27 for a reconciliation of Same Store Cash and GAAP Net Operating Income to Net Income Available to Common Stockholders.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

		Portfolio Breakdown			Occupancy at: (1)
	# of Buildings	NOI (2)	Sq. Ft.	Total Square Feet	3/31/2007	12/31/2006	9/30/2006
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	24	28.0%	24.8%	2,898,396	93.4%	92.8%	92.9%
Orange County	5	2.3%	2.4%	277,340	100.0%	98.3%	96.1%
San Diego	47	51.0%	32.3%	3,780,344	98.2%	98.6%	99.7%
Other	8	5.2%	7.5%	878,960	89.7%	92.8%	92.6%

Subtotal	84	86.5%	67.0%	7,835,040	95.5%	95.8%	96.2%

Industrial:
Los Angeles	1	1.7%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	42	11.8%	31.4%	3,677,916	90.5%	95.6%	95.6%

Subtotal	43	13.5%	33.0%	3,869,969	91.0%	95.8%	96.1%

OCCUPANCY BY REGION:
Los Angeles	25	29.7%	26.4%	3,090,449	93.8%	93.2%	93.4%
Orange County	47	14.1%	33.8%	3,955,256	91.2%	95.7%	95.6%
San Diego	47	51.0%	32.3%	3,780,344	98.2%	98.6%	99.7%
Other	8	5.2%	7.5%	878,960	89.7%	92.8%	92.6%

TOTAL STABILIZED PORTFOLIO	127	100.0%	100.0%	11,705,009	94.0%	95.8%	96.2%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	95.3%	91.8%	94.2%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	93.1%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
Kilroy Airport Center, El Segundo	El Segundo	2	595,131	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	64.8%
999 Sepulveda Blvd.	El Segundo	1	127,901	98.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	91.8%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	99.7%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	93.0%
501 Santa Monica Blvd.	Santa Monica	1	73,115	83.1%

Total Los Angeles Office		24	2,898,396	93.4%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	100.0%
8101 Kaiser Blvd.	Anaheim	1	59,790	100.0%
Kilroy Center-Brea	Brea	2	106,791	100.0%
111 Pacifica	Irvine Spectrum	1	67,496	100.0%

Total Orange County Office		5	277,340	100.0%

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15434 / 15445 Innovation Drive	I-15 Corridor	2	103,000	76.4%
15231 Ave of Science	I-15 Corridor	1	65,867	100.0%
15253 Ave of Science	I-15 Corridor	1	37,405	100.0%
15215 Ave of Science	I-15 Corridor	1	77,015	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	84.6%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,636	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		47	3,780,344	98.2%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	84.6%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	89.8%

Total Other Office		8	878,960	89.7%

Total Office		84	7,835,040	95.5%

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%

Total Los Angeles Industrial		1	192,053	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	0.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	0.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,677,916	90.5%

Total Industrial		43	3,869,969	91.0%

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	7	8	94,034	156,419	$24.31	$0.07	37.5%	15.5%	46.8%	141
Industrial	1	4	6,000	54,710	0.85	0.07	27.1%	12.5%	22.2%	45

Total	8	12	100,034	211,129	$18.15	$0.07	36.3%	15.2%	36.4%	122

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
Q1 2007
Capital Improvements	$—
Tenant Improvements & Leasing Commissions (1)	195

Total	$195

Recurring Capital Expenditures:
Q1 2007
Capital Improvements
Office	$524
Industrial	279

803
Tenant Improvements & Leasing Commissions (1)
Office	3,431
Industrial	30

3,461
Total
Office	3,955
Industrial	309

$4,264

(1)	Represents costs incurred for leasing activity during the period shown. Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2007	42	571,406	7.7%	$10,130	$17.73
2008	62	536,122	7.3%	11,757	21.93
2009	81	1,294,186	17.5%	29,928	23.12
2010	68	1,196,767	16.2%	30,548	25.53
2011	58	773,450	10.5%	13,726	17.75
2012	23	405,151	5.5%	11,959	29.52
2013	12	394,729	5.3%	8,900	22.55
2014	17	662,922	9.0%	17,381	26.22
2015	11	355,140	4.8%	10,399	29.28
2016	7	410,442	5.6%	11,119	27.09
2017 and beyond	15	790,397	10.6%	33,196	42.00

Subtotal	396	7,390,712	100.0%	$189,043	$25.58

INDUSTRIAL:
2007	7	123,436	3.6%	$1,027	$8.32
2008	12	922,713	26.7%	6,549	7.10
2009	14	766,945	22.2%	4,836	6.31
2010	11	345,073	10.0%	2,685	7.78
2011	10	408,402	11.8%	3,156	7.73
2012	6	362,369	10.5%	2,213	6.11
2013	—	—	—	—	—
2014	1	49,178	1.4%	420	8.54
2015	2	157,730	4.6%	1,145	7.26
2016	2	233,278	6.8%	3,274	14.03
2017 and beyond	1	82,602	2.4%	643	7.78

Subtotal	66	3,451,726	100.0%	$25,948	$7.52

TOTAL PORTFOLIO:
2007	49	694,842	6.4%	$11,157	$16.06
2008	74	1,458,835	13.5%	18,306	12.55
2009	95	2,061,131	19.0%	34,764	16.87
2010	79	1,541,840	14.2%	33,233	21.55
2011	68	1,181,852	10.9%	16,882	14.28
2012	29	767,520	7.1%	14,172	18.46
2013	12	394,729	3.6%	8,900	22.55
2014	18	712,100	6.6%	17,801	25.00
2015	13	512,870	4.7%	11,544	22.51
2016	9	643,720	5.9%	14,393	22.36
2017 and beyond	16	872,999	8.1%	33,839	38.76

Total	462	10,842,438	100.0%	$214,991	$19.83

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2007	20	55,787	2.1%	$1,534	$27.50	6	14,088	5.2%	$309	$21.93
2008	31	164,717	6.3%	4,302	26.12	12	80,663	29.5%	1,252	15.52
2009	38	586,691	22.3%	14,448	24.63	15	121,777	44.6%	3,023	24.82
2010	44	748,468	28.5%	18,636	24.90	4	10,712	3.9%	251	23.43
2011	35	233,287	8.9%	6,570	28.16	4	14,767	5.4%	351	23.77
2012	11	119,970	4.6%	3,115	25.96	4	31,092	11.4%	731	23.51
2013	7	131,119	5.0%	3,033	23.13	—	—	—	—	—
2014	10	367,107	14.0%	10,801	29.42	—	—	—	—	—
2015	4	132,560	5.0%	3,982	30.04	—	—	—	—	—
2016	2	37,280	1.4%	1,428	38.30	—	—	—	—	—
2017 and beyond	2	52,938	1.9%	1,972	37.25	—	—	—	—	—

Subtotal	204	2,629,924	100.0%	$69,821	$26.55	45	273,099	100.0%	$5,917	$21.67

INDUSTRIAL:
2007	—	—	—	—	—	7	123,436	3.8%	$1,027	$8.32
2008	—	—	—	—	—	12	922,713	28.3%	6,549	7.10
2009	—	—	—	—	—	14	766,945	23.5%	4,836	6.31
2010	—	—	—	—	—	11	345,073	10.6%	2,685	7.78
2011	—	—	—	—	—	10	408,402	12.5%	3,156	7.73
2012	—	—	—	—	—	6	362,369	11.1%	2,213	6.11
2013	—	—	—	—	—	—		—	—	—
2014	—	—	—	—	—	1	49,178	1.5%	420	8.54
2015	—	—	—	—	—	2	157,730	4.8%	1,145	7.26
2016	1	192,053	100.0%	2,960	15.41	1	41,225	1.3%	314	7.62
2017 and beyond	—	—	—	—	—	1	82,602	2.6%	643	7.78

Subtotal	1	192,053	100.0%	$2,960	$15.41	65	3,259,673	100.0%	22,988	$7.05

TOTAL PORTFOLIO:
2007	20	55,787	2.0%	$1,534	$27.50	13	137,524	3.9%	$1,336	$9.71
2008	31	164,717	5.8%	4,302	26.12	24	1,003,376	28.4%	7,801	7.77
2009	38	586,691	20.8%	14,448	24.63	29	888,722	25.2%	7,859	8.84
2010	44	748,468	26.5%	18,636	24.90	15	355,785	10.1%	2,936	8.25
2011	35	233,287	8.3%	6,570	28.16	14	423,169	12.0%	3,507	8.29
2012	11	119,970	4.3%	3,115	25.96	10	393,461	11.1%	2,944	7.48
2013	7	131,119	4.6%	3,033	23.13	—	—	—	—	—
2014	10	367,107	13.0%	10,801	29.42	1	49,178	1.4%	420	8.54
2015	4	132,560	4.7%	3,982	30.04	2	157,730	4.5%	1,145	7.26
2016	3	229,333	8.1%	4,388	19.13	1	41,225	1.2%	314	7.62
2017 and beyond	2	52,938	1.9%	1,972	37.25	1	82,602	2.2%	643	7.78

Total	205	2,821,977	100.0%	$72,781	$25.79	110	3,532,772	100.0%	$28,905	$8.18

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
2007	13	466,489	12.6%	$7,635	$16.37	3	35,042	4.5%	$652	$18.61
2008	10	256,123	6.9%	5,700	22.25	9	34,619	4.4%	503	14.53
2009	15	517,085	14.0%	10,949	21.17	13	68,633	8.8%	1,508	21.97
2010	11	354,801	9.6%	9,731	27.43	9	82,786	10.6%	1,930	23.31
2011	7	88,963	2.4%	1,699	19.10	12	436,433	55.7%	5,106	11.70
2012	7	244,804	6.6%	7,930	32.39	1	9,285	1.2%	183	19.71
2013	3	245,316	6.6%	5,484	22.35	2	18,294	2.3%	383	20.94
2014	4	247,481	6.7%	5,336	21.56	3	48,334	6.2%	1,244	25.74
2015	3	172,572	4.7%	5,471	31.70	4	50,008	6.3%	946	18.92
2016	5	373,162	10.1%	9,691	25.97	—	—	—	—	—
2017 and beyond	13	737,459	19.8%	31,224	42.34	—	—	—	—	—

Subtotal	91	3,704,255	100.0%	$100,850	$27.23	56	783,434	100.0%	$12,455	$15.90

INDUSTRIAL:
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
2007	13	466,489	12.6%	$7,635	$16.37	3	35,042	4.5%	$652	$18.61
2008	10	256,123	6.9%	5,700	22.25	9	34,619	4.4%	503	14.53
2009	15	517,085	14.0%	10,949	21.17	13	68,633	8.8%	1,508	21.97
2010	11	354,801	9.6%	9,731	27.43	9	82,786	10.6%	1,930	23.31
2011	7	88,963	2.4%	1,699	19.10	12	436,433	55.7%	5,106	11.70
2012	7	244,804	6.6%	7,930	32.39	1	9,285	1.2%	183	19.71
2013	3	245,316	6.6%	5,484	22.35	2	18,294	2.3%	383	20.94
2014	4	247,481	6.7%	5,336	21.56	3	48,334	6.2%	1,244	25.74
2015	3	172,572	4.7%	5,471	31.70	4	50,008	6.3%	946	18.92
2016	5	373,162	10.1%	9,691	25.97	—	—	—	—	—
2017 and beyond	13	737,459	19.8%	31,224	42.34	—	—	—	—	—

Total	91	3,704,255	100.0%	$100,850	$27.23	56	783,434	100.0%	$12,455	$15.90

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Quarterly Lease Expirations for 2007

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet (1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft. (3)
OFFICE:
Q2 2007	16	176,093	2.4%	$3,012	$17.10
Q3 2007	14	330,895	4.5%	5,509	16.65
Q4 2007	12	64,418	0.8%	1,609	24.98

Subtotal 2007	42	571,406	7.7%	$10,130	$17.73

INDUSTRIAL:
Q2 2007	3	33,000	1.0%	$306	$9.27
Q3 2007	—	—	—	—	—
Q4 2007	4	90,436	2.6%	721	7.97

Subtotal 2007	7	123,436	3.6%	$1,027	$8.32

TOTAL PORTFOLIO:
Q2 2007	19	209,093	1.9%	$3,318	$15.87
Q3 2007	14	330,895	3.1%	5,509	16.65
Q4 2007	16	154,854	1.4%	2,330	15.05

Total 2007	49	694,842	6.4%	$11,157	$16.06

(1)	Represents leases expiring in 2007 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at March 31, 2007.

(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues (1)	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$8,825	675,979	4.0%	5.8%
AMN Healthcare	8,341	175,672	3.8%	1.5%
DIRECTV Group, Inc. (2)	6,350	207,166	2.9%	1.8%
Intuit Inc.(3)	6,106	302,452	2.8%	2.6%
Fish & Richardson	6,071	139,538	2.8%	1.2%
Favrille, Inc.	5,588	128,580	2.5%	1.1%
Scripps Health (4)	5,199	112,067	2.4%	1.0%
Diversa Corporation	5,158	136,908	2.3%	1.2%
Accredited Home Lenders	5,061	180,287	2.3%	1.5%
Hewlett-Packard Company	4,348	117,948	2.0%	1.0%

Total Office Properties	$61,047	2,176,597	27.8%	18.6%

Industrial Properties:
Mattel, Inc.	$2,960	192,053	1.3%	1.6%
Celestica California, Inc.	2,501	303,533	1.1%	2.6%
NBTY Manufacturing, LLC	1,484	286,139	0.7%	2.4%
Extron Electronics	1,145	157,730	0.5%	1.3%
Targus, Inc.	1,053	200,646	0.5%	1.7%
Progressive Marketing	838	144,000	0.4%	1.2%
Ricoh Electronics, Inc.	810	100,000	0.4%	0.9%
Arrow Industries	798	153,320	0.4%	1.3%
Printrak International Inc.	753	84,185	0.3%	0.7%
Southland Industries	643	82,602	0.3%	0.7%

Total Industrial Properties	$12,985	1,704,208	5.9%	14.6%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis as of March 31, 2007.

(2)	In addition, the Company is redeveloping 107,041 rentable square feet at 2240 E. Imperial Highway of which 77% has been pre-leased to DIRECTV Group, Inc. The lease is expected to commence during Q3 2007.

(3)	In addition, the Company is developing 465,600 rentable square feet in San Diego County, which has been pre-leased to Intuit Inc. The 10 year lease agreement is expected to commence during Q3 2007, at which time Intuit Inc. is projected to become our largest tenant based on its percentage of total annual base rental revenues.

(4)	In addition, Scripps Health has preleased an additional office building encompassing approximately 146,200 rentable square feet that the Company is constructing at 15004 Innovation Drive. The lease is expected to commence during Q3 2008.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

2007 Acquisitions and Dispositions

($ in millions)

ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Gross Site Acreage	Purchase Price (2)
1st QUARTER:
Sabre Springs Corporate Center	I-15 Corridor	Two Existing Office Buildings to be Redeveloped (1)	January	5.6	$24.7
Santa Fe Summit - Phase III	56 Corridor	Land for Office Development	January	10.5	28.0
Carlsbad Oaks	Carlsbad	Land for Office Development	February	32.0	15.8

TOTAL YEAR-TO-DATE ACQUISITIONS				48.1	$68.5

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet	Sales Price (3)
1st QUARTER:
181 & 185 S. Douglas (4)	El Segundo, CA	Office	January	61,545
2270 El Segundo (4)	El Segundo, CA	Industrial	January	6,362

TOTAL YEAR-TO-DATE DISPOSITIONS				67,907	$14.8

(1)	Two existing buildings total approximately 104,500 rentable square feet on 5.6 acres of land. The Company began redevelopment of the existing buildings during the first quarter of 2007. See “Redevelopment Projects” on page 20.

(2)	Excludes acquisition related costs.

(3)	The Company sold these properties in a portfolio transaction in January 2007. The sales price shown represents the sales price for the entire transaction.

(4)	These properties were classified as held for sale on the consolidated balance sheet as of December 31, 2006.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Costs as of 3/31/2007(2)	% Leased
Project			Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
Santa Fe Summit - Phase I(3)	56 Corridor	Office	4Q 2005 - 1Q 2006	3Q 2007	3Q 2007	465,600	$145.2	$125.0	100%
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	3Q 2006	3Q 2007	3Q 2007	318,000	76.9	46.9	100%
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	4Q 2007	4Q 2008	142,726	64.0	18.1	0%
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	146,156	51.1	12.3	100%
Sorrento Gateway-Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	4Q 2008	55,500	21.6	9.7	0%

TOTAL PROJECTS UNDER CONSTRUCTION						1,127,982	$358.8	$212.0	82%

REDEVELOPMENT PROJECTS:	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment(4)	Estimated Redevelopment Costs	Total Estimated Investment	Total Costs as of 3/31/2007(2)	% Leased
Project			Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
2240 E. Imperial Highway - Kilroy Airport Center(5)	El Segundo	Lab to Office	2Q 2006	3Q 2007	3Q 2008	107,041	$5.0	$14.8	$19.8	$8.7	77%
Sabre Springs Corporate Center	I-15 Corridor	Office	1Q 2007	3Q 2007	3Q 2008	104,500	24.7	9.4	34.1	25.4	0%

TOTAL PROJECTS UNDER CONSTRUCTION						211,541	$29.7	$24.2	$53.9	$34.1	39%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents cash paid and costs incurred as of March 31, 2007. Includes existing investment at the commencement of redevelopment. See footnote (4) below.

(3)	Construction on two of the four buildings commenced in the fourth quarter of 2005. Construction on the remaining two buildings commenced in the first quarter of 2006.

(4)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped. See footnote (5) below.

(5)	The Company will be redeveloping 107,041 square feet of this building given that The Boeing Company and its predecessor occupied the space for over 20 years.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Costs as of 3/31/2007 (1)
SAN DIEGO, CALIFORNIA:
Carlsbad Oaks	Carlsbad	Office	32.0	288,000	$82.7	$16.2
Kilroy Centre Rancho Bernardo(2)	I-15 Corridor	Office	21.0	800,000 - 1,500,000	250.0 - 563.0	24.6
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	32.5	9.5
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	300.0	58.3
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	4.2	54,000	19.0	5.4
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	31.6	9.7
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	24.5	8.6

TOTAL FUTURE DEVELOPMENT PIPELINE			97.9	1,974,000 - 2,674,000	$740.3 - 1,053.3	$132.3

(1)	Represents cash paid and costs incurred as of March 31, 2007.

(2)	This site includes entitlements to build approximately 1.8 million square feet of office or light industrial space. The Company currently anticipates it may develop the site in phases depending on lease activity and market conditions.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Capital Structure

At March 31, 2007

($ in thousands)

	Shares/Units At March 31, 2007	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt (1)		$455,230	12.3%
Unsecured Senior Notes		144,000	3.9%
Unsecured Line of Credit (1)		331,000	8.9%

Total Debt		$930,230	25.1%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	2.0%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	1.1%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	2.3%
Common Units Outstanding (4)	2,247,774	165,773	4.5%
Common Shares Outstanding (4)	32,698,554	2,411,518	65.0%

Total Equity		$2,778,791	74.9%

TOTAL MARKET CAPITALIZATION		$3,709,021	100.0%

(1)	In April 2007, the Company issued $460 million in aggregate principal amount of 3.250% Exchangeable Senior Notes due 2012. In April 2007, a portion of the net proceeds received from the offering was used to pay down the $331 million balance of the unsecured line of credit and to pay down two other variable rate secured loans totaling $66 million that were included in secured debt on the balance sheet as of March 31, 2007. See page 24 for further details.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $73.75 on March 31, 2007.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Debt Analysis

At March 31, 2007

($ in thousands)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate		Maturity
Secured vs. Unsecured Debt:
Secured Debt	48.9%	6.0%		3.5
Unsecured Debt	51.1%	6.4	%(1)	3.9
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	57.3%	6.0%		4.3
Floating Rate Debt	42.7%	6.4	%(1)	2.8

Total Debt		6.2	%(1)	3.7

Total Debt Including Loan Fees		6.4	%(1)

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550,000	$331,000(2)	April 2010

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$4.8	$4.8

(1)	At March 31, 2007, the interest rate on approximately $243 million or 73% of the outstanding unsecured line of credit borrowings was priced on a short-term basis given the expected closing of the Company’s 3.25% Exchangeable Senior Notes offering in early April 2007. In accordance with the terms of the unsecured line of credit, the interest rate for this $243 million of borrowings at March 31, 2007 was set at the prime rate of 8.25% instead of being based on LIBOR. As a result, the interest rate presented here is a weighted average rate for the month of March 2007.

(2)	In April 2007, the Company issued $460 million in aggregate principal amount of 3.25% Exchangeable Senior Notes due 2012. In April 2007, a portion of the net proceeds received from the offering was used to pay down the $331 million balance of the unsecured line of credit and to pay down two other variable rate secured loans totaling $66 million that were included in secured debt on the balance sheet as of March 31, 2007. See page 24 for further details. After the pro-forma effect of the $460 million 3.25% Exchangeable Senior Notes offering and the aforementioned paydowns, 39% of the Company’s total debt will be secured debt, 100% of the Company’s total debt will be fixed rate debt and the Company’s adjusted weighted average interest rate will be approximately 4.7%.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Debt Analysis

At March 31, 2007

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		2007	2008	2009	2010	2011	After 2011	Total
Unsecured Debt:
Floating	6.45%	4/26/2010	(1)(2)(3)				$331,000			$331,000
Fixed	5.72%	8/4/2010					61,000			61,000
Fixed	6.45%	8/4/2014							$83,000	83,000

							392,000		83,000	475,000

Secured Debt:
Floating	6.22%	7/1/2008	(2)		35,500					35,500
Floating	6.42%	1/1/2009	(2)			31,000				31,000
Fixed	6.51%	8/12/2007		16,984						16,984
Fixed	7.21%	8/12/2007		4,278						4,278
Fixed	3.80%	8/1/2008		1,244	73,400					74,644
Fixed	7.20%	4/1/2009		1,834	2,604	75,475				79,913
Fixed	6.70%	12/27/2011		899	1,271	1,359	1,453	69,980		74,962
Fixed	5.57%	8/1/2012		926	1,296	1,370	1,449	1,532	71,517	78,090
Fixed	4.95%	8/1/2012		425	592	622	653	687	29,754	32,733
Fixed	8.43%	4/1/2007		53						53
Fixed	8.13%	11/1/2014		474	701	760	824	894	2,023	5,676
Fixed	7.15%	5/1/2017		1,104	1,567	1,683	1,807	1,941	13,295	21,397

				28,221	116,931	112,269	6,186	75,034	116,589	455,230

Total	6.17%			$28,221	$116,931	$112,269	$398,186	$75,034	$199,589	$930,230

(1)	At March 31, 2007, the interest rate on approximately $243 million or 73% of the outstanding unsecured line of credit borrowings was priced on a short-term basis given the expected closing of the Company’s 3.25% Exchangeable Senior Notes offering in early April 2007. In accordance with the terms of the unsecured line of credit, the interest rate for this $243 million of borrowings at March 31, 2007 was set at the prime rate of 8.25% instead of being based on LIBOR. As a result, the interest rate presented here is a weighted average rate for the month of March 2007.
(2)	This balance was fully paid down in April 2007 with proceeds from the Company’s 3.25% Exchangeable Senior Notes.
(3)	The maturity date does not reflect the one-year extension option.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on April 23, 2007, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs and restricted stock compensation, the loss on derivative instruments, contractual cash rents received in advance of revenue recognition, the original issuance costs of redeemed preferred units, and the impairment losses on properties held for sale, and then subtracting tenant improvements, leasing commissions and recurring capital expenditures, revenue recorded for reimbursement of tenant improvements, the gain on derivative instruments, significant noncash gains, gains associated with insurance proceeds, and eliminating the net effect of straight-line rents, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2007	2006
Same Store Cash Net Operating Income	$44,680	$42,346
Adjustment:
GAAP Straight Line Rental Income	1,006	2,774
Other Non-Cash GAAP Adjustments, net	1,640	132

Same Store GAAP Net Operating Income	47,326	45,252
Adjustment:
Non-Same Store GAAP Net Operating Income	791	2,158

Net Operating Income including discontinued operations	48,117	47,410
Adjustment:
Net Operating Loss (Income), as defined, from discontinued operations	(79)	(1,153)

Net Operating Income, as defined (1)	48,038	46,257
Adjustments:
Other Expenses:
General and administrative expenses	(9,048)	(4,934)
Interest expense	(9,656)	(11,971)
Depreciation and amortization	(17,237)	(17,379)
Other Income and Expense:
Interest and other income	619	252
Net settlement receipts on interest rate swaps	—	194
(Loss) gain on derivative instruments	—	(76)

Income from Continuing Operations	12,716	12,343
Minority interests	(1,975)	(2,201)
Income from discontinued operations	8,139	5,789
Preferred dividends	(2,402)	(2,402)

Net Income Available for Common Stockholders	$16,478	$13,529

(1)	Please refer to page 25 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2007	2006
Net Income Available for Common Stockholders	$16,478	$13,529
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	9,656	11,971
Depreciation and amortization	17,237	17,379
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings (loss) of Operating Partnership	578	804
Adjustments for Discontinued Operations:
Interest expense	—	90
Depreciation and amortization	—	328
Net gain on disposition of discontinued operations	(8,626)	(5,655)
Minority interest in loss of Operating Partnership	565	601

EBITDA Before Minority Interests (1)	$39,687	$42,846

(1)	Please refer to page 26 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

First Quarter 2007 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2007	2006
Funds Available for Distribution (1)	$23,461	$22,010
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,264	2,695
Depreciation for furniture, fixtures and equipment	211	199
Accrued preferred dividends	2,402	2,402
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Provision for uncollectible tenant receivables	(172)	271
Net settlement receipts on interest rate swaps	—	(194)
Changes in assets and liabilities (2) (3)	3,799	(73,346)

GAAP Net Cash Provided by (Used in) Operating Activities	$35,362	$(44,566)

(1)	Please refer to page 26 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and other deferred revenue; and other. The three months ended March 31, 2007 and 2006 have been adjusted for approximately $16,000 and $326,000, respectively, of contractual cash rents received in advance of revenue recognition, which is included in other deferred revenue and is added back for the purposes of calculating FAD. This adjustment is offset by the corresponding amortization which is reflected in the net effect of straight-line rents for the three months ended March 31, 2007 of approximately $11,000.

(3)	Amount includes a $71.7 million cash award approved by the Executive Compensation Committee and paid to the Company’s executive officers in January 2006. The payment represents the amount earned by the Company’s executive officers under a special long-term compensation program for the approximate three-year period ended December 31, 2005. Amounts were previously reflected in FAD as compensation was expensed for financial reporting purposes.